Exhibit 99.2 ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ RLYB116

RLYB116 Phase 1 Single Ascending Dose

STUDY DESIGN

Single-blind, placebo-controlled, dose escalation study design investigating the safety, pharmacokinetics and pharmacodynamics of single dose RLYB116 in healthy participants

STUDY COHORTS

- Five sequential ascending dose cohorts, each enrolling 8 subjects (6 treated with RLYB116 and 2 with placebo)
- Escalation to next-higher dose after review of clinical safety and PK data
- Post-treatment / safety follow-up will continue for 10 weeks

PRIMARY OBJECTIVE

To evaluate the safety and tolerability of RLYB116 in healthy participants following single dose administration

SECONDARY OBJECTIVES

To evaluate the PK profile of RLYB116 following subcutaneous administration

To evaluate the immunogenicity of single doses of RLYB116

To characterize the PD proprieties of RLYB116 following single administration



Phase 1 Design
Treatment: one-time administration of RLYB116 or placebo on Day 1
Screening
3:1 Randomization
Cohort A1
2 mg
N= 8
Cohort A2
10 mg
N= 8
Cohort A3
30 mg
N= 8
Cohort A4
100 mg
N= 8
Cohort A5
300 mg
N= 8
10-week follow-up period

Source: RLYB116 IPC2001

5

RLYB116 (100 mg Cohort) Potential for Rapid and Complete Inhibition of C5*

RLYB116 IPC2001 FIH SAD Cohort 4 (100 mg) PK



Estimated T1/2 is > 300 hours
RLYB116 Mean Conc. (μM) (±SD)
2
1.5
1
0.5
0
0
72
144
216
288
360
Time Point (Hour)

*Subcutaneously administered RLYB116 was generally well-tolerated as a single 100 mg dose with mild adverse events and no serious adverse events reported.**

RLYB116 IPC2001 FIH SAD Cohort 4 (100 mg) Free C5 Data**

Participant	Baseline (ng/mL)	At 24 hours (ng/mL)	% reduction
1	91,300	503	99.4%
2	91,300	360	99.6%
3	84,600	562	99.3%
4	94,800	497	99.5%
5	100,000	733	99.3%
6	135,000	747	99.4%
Mean	99,500	567	99.4%

**numbering for participants has been de-identified

*Source: Rallybio IPC2001 data

6

RLYB116 FIH SAD Pharmacokinetic Data

Consistent increases in exposure with increasing dose levels, low inter-subject variability, and a mean elimination half-life greater than 300 hours with subcutaneous injection



RLYB116 Mean Conc. (uM) (±SD)
10
1
0.1
0.01
0
500
1000
1500
2000
Time Point (Hour)
LLOQ
Cohort A1
Cohort A2
Cohort A3
Cohort A4
Cohort A5

Source: ICW 2023

7

Draft Treatment-Emergent Adverse Events (Single-Dose) ≥ 5.0%[1]

AE preferred term	RLYB116					Placebo N=10 n (%)	All N=40 n (%)
	2 mg N=6 n (%)	10 mg N=6 n (%)	30 mg N=6 n (%)	100 mg N=6 n (%)	300 mg N=6 n (%)		
Gastrointestinal disorders							
Abdominal pain/discomfort				2 (33.3)	2 (33.3)		4 (10.0)
Diarrhea	1 (16.7)			1 (16.7)	3 (50.0)	1 (10.0)	6 (15.0)
Nausea/Vomiting					2 (33.3)		2 (5.0)
General disorders and administration							
Fatigue/Lethargy		1 (16.7)	1 (16.7)				2 (5.0)
Infections and infestations							
COVID-19	1 (16.7)		1 (16.7)	1 (16.7)			3 (7.5)
Upper respiratory tract infection		1 (16.7)		1 (16.7)		1 (10.0)	3 (7.5)
Musculoskeletal and connective tissue disorders							
Back pain		2 (33.3)					2 (5.0)
Myalgia					1 (16.7)	1 (10.0)	2 (5.0)
Nervous system disorder							
Dizziness/dizziness postural					2 (33.3)	1 (10.0)	3 (7.5)
Headache/migraine	1 (16.7)	1 (16.7)	2 (33.3)	1 (16.7)	2 (33.3)	2 (20.0)	9 (22.5)
Presyncope		1 (16.7)		1 (16.7)			2 (5.0)

Adverse events were mild to moderate in severity and there was a dose-related increase in the frequency of gastrointestinal adverse events. No drug-related serious adverse events.

[1]RLYB116 DSUR 2023

8

RLYB116 • • • • ▪ ▪ ▪ ▪ Source: Rallybio IPC2001 data

Source: Rallybio IPC2001 data Source: Rallybio IPC2001 data Source: Rallybio IPC2001 data Source: Rallybio IPC2001 data

Draft Treatment-Emergent Adverse Events (Multiple-Dose) ≥ 5.0%[1]

AE System Organ Class and Preferred Terms	RLYB116				Placebo N=9 n (%)	All N=49 n (%)
	100 mg QW N=10 n (%)	100 mg induction N=10 n (%)	150/125 mg QW N=10 n (%)	75/100 mg BIW N=10 n (%)		
Gastrointestinal disorders						
Abdominal pain/discomfort	2 (20.0)	2 (20.0)	2 (20.0)			6 (12.2)
Diarrhea	1 (10.0)			2 (20.0)		3 (6.1)
Nausea/Vomiting	1 (10.0)	2 (20.0)	4 (40.0)	2 (20.0)		9 (18.4)
General disorders and administration						
Fatigue/Lethargy	1 (10.0)	1 (10.0)	1 (10.0)	2 (20.0)		5 (10.2)
Injection site reaction (ISR)	6 (60.0)	5 (50.0)	8 (80.0)	10 (100.0)		29 (59.2)
Pyrexia			3 (30.0)	1 (10.0)		4 (8.2)
Infections and infestations						
Upper respiratory tract infection	2 (20.0)			1 (10.0)	1 (11.1)	4 (8.2)
Nervous system disorder						
Dizziness/dizziness postural	2 (20.0)		2 (20.0)	1 (10.0)	1 (11.1)	6 (12.2)
Headache/migraine	2 (20.0)	4 (40.0)	2 (20.0)	3 (30.0)	2 (22.2)	13 (26.5)
Respiratory, thoracic, and mediastinal disorders						
Oropharyngeal pain			1 (10.0)	1 (10.0)	1 (11.1)	3 (6.1)

Injection site reaction (ISR) was the most common adverse event (all mild in severity), Gastrointestinal adverse events increased with increasing dose. 1 case of severe LFT elevation in Cohort 3 resulted in treatment discontinuation.

[1]RLYB116 DSUR 2023

17

RLYB116 IPC2001 Anti-Drug Antibody (ADA) Update

No impact apparent for ADA on PK, PD, and safety data

- MAD Day 99 data: rate of treatment-emergent ADA formation (which includes ≥4x titre increase post-baseline for participants with pre-existing ADA)
  - RLYB116 40.8%
  - Placebo 12.5%
- No apparent impact on PK or PD parameters
- Adverse events for ADA outliers comparable to overall study population
- ADA data appears to be consistent with other reported experience with affibodies

Source: Rallybio Phase 1 IPC2001 data

18

RLYB116 CH50 functional assay with lower IC50 than zilucoplan

Conducted under matching conditions to zilucoplan published data (1% sera)[1]
Similar effect to research-grade zilucoplan supportive for investigation of RLYB116 in gMG


Classical Complement Pathway Activity
% hemolytic activity
100
80
60
40
20
0.01
0.1
1
10
100
µM
RLYB116_04
RLYB116_06
Zilucoplan

	Zilucoplan	RLYB116_04	RLYB116_06
IC50	0.3368	0.1761	0.1722

[1]Tang 2023

19

RLYB116: CMC Activities Underway

- Drug substance manufacturing processes are being developed with our CDMO consistent with a continuous improvement, phase-appropriate approach
- We have employed additional analytical tools to identify process-related impurities below the sensitivity of the existing test methods
- We are optimizing the manufacturing process to minimize the presence of these process-related impurities
- A newly available and innovative custom step which can be easily incorporated will be included in future manufacturing campaign to further reduce process-related impurities
- While we will be able to quantify the reduction in these process-related impurities, we will not know if the reduction improves the clinical tolerability profile until tested clinically

20

• • • •